[LOGO] Merrill Lynch Investment Managers

Vote your proxy today!

Upcoming changes at Merrill Lynch Investment Managers require mutual fund shareholders to vote their proxies

Earlier this year Merrill Lynch announced plans to combine one of its three divisions (its asset management group known as Merrill Lynch Investment Managers) with another highly regarded asset manager—BlackRock, Inc. (BlackRock). This transaction is expected to be completed at the end of the third quarter of 2006, subject to various regulatory and shareholder approvals and customary closing conditions.

Merrill Lynch Investment Managers and BlackRock possess complementary capabilities that will create an organization uniting some of the finest money managers in the industry. After the transaction is completed, the new firm, which will take on the BlackRock name, will be one of the top-10 investment managers worldwide, entrusted with approximately $1 trillion in assets under management (based on combined assets under management as of March 31, 2006).

Mail	Phone	Internet	In Person

CONTINUED >

[LOGO] Merrill Lynch Investment Managers

Proxy vote required to move ahead

The proxy you received today as a shareholder of a Merrill Lynch Investment Managers mutual fund explains the proposed changes scheduled to take place with respect to your fund due to the Merrill Lynch/BlackRock transaction and to solicit your vote on these changes. Your fund’s Board of Directors/Trustees has carefully considered all the proposals and recommends that you vote on the proposals relevant to your fund.

Important information for fund shareholders

While you should carefully review the full text of the enclosed Joint Proxy Statement, for your convenience, we have provided a brief overview of the matters to be voted on.

What am I being asked to vote on in this proxy and how does my fund’s Board suggest I vote?

The Board of Directors /Trustees recommends that you vote “FOR” the proposals to:

1	Approve a new investment advisory agreement for your fund with BlackRock Advisors, Inc.

2	In some cases, approve new subadvisory agreements with the current subadvisers for the following funds: Marsico Growth FDP Fund, MFS Research International FDP Fund, Franklin Templeton Total Return FDP Fund and Van Kampen Value FDP Fund of FDP Series, Inc.

3	In some cases, approve a new contingent subadvisory agreement with BlackRock Advisors, Inc. This contingent agreement would take effect only if necessary to ensure that the appropriate level of management capability exists until the Merrill Lynch/BlackRock transaction is completed.

4	In some cases, approve a proposed change in the fundamental investment restriction relating to industry concentration for the Merrill Lynch Healthcare Fund and the Merrill Lynch Natural Resources Trust.

The Board of Directors/Trustees recommends that Merrill Lynch Global Allocation Fund shareholders vote “AGAINST” the proposal to:

1	Divest the Merrill Lynch Global Allocation Fund from stock holdings in Freeport McMoRan Copper & Gold, Inc.

Your vote is required to ensure that the proposals related to the investment adviser and subadviser relationships connected with the proposed transaction can be acted upon. You can vote in one of four ways:

1	Via the Internet. To vote online, visit the Web site listed on your proxy card.

2	By Phone. To place your vote through a representative, call 1.866.752.6486. To vote using an automated telephone system, use the toll-free number on your proxy card.

3	By Mail. To vote, use the enclosed proxy card and postage-paid envelope.

4	In Person. Attend the shareholder meeting at 800 Scudders Mill Road, Plainsboro, NJ. See your proxy card for the meeting date and time.

VOTE YOUR PROXY TODAY!

Important Terms

Proxy Statement: Required by the Securities and Exchange Commission, this document from a company to its shareholders provides important information concerning matters on which the shareholders will be asked to vote.

Fund Board of Directors/Trustees: A group of interested and independent individuals who oversee the operation of an open-end mutual fund or closed-end fund.

Investment Adviser: An organization hired by a fund’s Board of Directors/Trustees to manage the fund’s assets.

Subadviser: An organization hired by the fund’s investment adviser to provide the fund with investment advisory services on its behalf.

Will my account and financial advisor remain the same?

Approval of these proposals will not affect your account or change the relationship you currently have with your Financial Advisor. If you are a Merrill Lynch client and shareholders approve the proposals regarding the new investment advisory agreement and subadvisory agreements, you will remain a client of Merrill Lynch. You will continue to have a relationship with your Merrill Lynch Financial Advisor and your Merrill Lynch account will not be impacted.

Are the funds paying for the preparation, printing and mailing of this proxy?

No, all costs are being borne by Merrill Lynch whether or not the proposals are successful.

Why am I being asked to vote on these proposals?

Merrill Lynch & Co., Inc., is the parent company of the funds’ investment advisers and some of the funds’ subadvisers. Merrill Lynch has entered into an agreement to combine its investment management business, which includes the business of the funds’ investment advisers and these subadvisers, with BlackRock. This transaction will cause the termination of the funds’ investment advisory agreements and, for the relevant funds, the termination of the subadvisory agreements.

The transaction will not be completed unless a number of conditions are met. One of these conditions is that shareholders of a certain number of the funds managed by investment advisers within Merrill Lynch’s investment management business approve the new agreements. Your fund’s Board of Directors/Trustees has approved, and recommends that you approve, the new agreements. In addition, your fund’s Board of Directors/Trustees has approved, and recommends that you approve, a contingent subadvisory agreement, which will serve to ensure that management services can continue during the course of completing the transaction.

How could the combination of Merrill Lynch’s investment management business with BlackRock potentially benefit me?

The combination of BlackRock and Merrill Lynch’s investment management business will create one of the world’s largest investment management firms with approximately $1 trillion in assets under management. The combined company will offer a full range of equity, fixed income, cash management and alternative investment products with strong representation in both U.S. and non-U.S. retail and institutional markets. The organization will have over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe.

How does the proposed new investment advisory agreement differ from my fund’s existing agreement?

Although the investment adviser has changed, each fund’s new investment advisory agreement is otherwise substantially similar to its existing investment advisory agreement.

Will the total fees payable under my fund’s current investment advisory agreement increase?

No. The total fees payable under your fund’s current investment advisory agreement will remain the same under the new investment advisory agreement. Any fees payable under the new subadvisory agreement or contingent subadvisory agreement will be paid solely by your fund’s adviser at no additional cost to you or your fund. (For those funds operating under separate investment advisory and administration agreements, both functions will continue to operate independently and the fees payable under both agreements will remain the same.)

Will there be any adviser or subadviser changes following the Merrill Lynch Investment Managers/BlackRock transaction?

There are no adviser or subadviser changes expected immediately following the combination of Merrill Lynch’s investment management business with BlackRock.

Will my vote make a difference?

Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of their fund.

If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call 1.866.752.6486. For more information, visit www.mlfundsproxy.com.

Please don’t delay! It is important that you vote today. Your prompt response will help avoid additional mailings.

©2006 Merrill Lynch Investment Managers, L.P.

R1207-6/2006	OEFPRO

[LOGO] Merrill Lynch Investment Managers

Vote your proxy today!

Upcoming changes at Merrill Lynch Investment Managers require mutual fund shareholders to vote their proxies

Earlier this year Merrill Lynch announced plans to combine one of its three divisions (its asset management group known as Merrill Lynch Investment Managers) with another highly regarded asset manager—BlackRock, Inc. (BlackRock). This transaction is expected to be completed at the end of the third quarter of 2006, subject to various regulatory and shareholder approvals and customary closing conditions.

Merrill Lynch Investment Managers and BlackRock possess complementary capabilities that will create an organization uniting some of the finest money managers in the industry. After the transaction is completed, the new firm, which will take on the BlackRock name, will be one of the top-10 investment managers worldwide, entrusted with approximately $1 trillion in assets under management (based on combined assets under management as of March 31, 2006).

Mail	Phone	Internet	In Person

CONTINUED >

[LOGO] Merrill Lynch Investment Managers

Proxy vote required to move ahead

The proxy you received today as a shareholder of a Merrill Lynch Investment Managers mutual fund explains the proposed changes scheduled to take place with respect to your fund due to the Merrill Lynch/BlackRock transaction and to solicit your vote on these changes. Your fund’s Board of Directors/Trustees has carefully considered all the proposals and recommends that you vote on the proposals relevant to your fund.

Important information for fund shareholders

While you should carefully review the full text of the enclosed Joint Proxy Statement, for your convenience, we have provided a brief overview of the matters to be voted on.

What am I being asked to vote on in this proxy and how does my fund’s Board suggest I vote?

The Board of Directors/Trustees recommends that you vote “FOR” the proposals to:

1	Approve a new investment advisory agreement for your fund with BlackRock Advisors, Inc.

2	Approve a new contingent subadvisory agreement with BlackRock Advisors, Inc. This contingent agreement would take effect only if necessary to ensure that the appropriate level of management capability exists until the Merrill Lynch/BlackRock transaction is completed.

3	In some cases, approve a proposed change in the fundamental investment restriction relating to industry concentration for the Merrill Lynch Healthcare Fund and the Merrill Lynch Natural Resources Trust.

The Board of Directors/Trustees recommends that Merrill Lynch Global Allocation Fund shareholders vote “AGAINST” the proposal to:

1	Divest the Merrill Lynch Global Allocation Fund from stock holdings in Freeport McMoRan Copper & Gold, Inc.

Your vote is required to ensure that the proposals related to the investment adviser and subadviser relationships connected with the proposed transaction can be acted upon. You can vote in one of four ways:

1	Via the Internet. To vote online, visit the Web site listed on your proxy card.

2	By Phone. To place your vote through a representative, call 1.866.752.6486. To vote using an automated telephone system, use the toll-free number on your proxy card.

3	By Mail. To vote, use the enclosed proxy card and postage-paid envelope.

4	In Person. Attend the shareholder meeting at 800 Scudders Mill Road, Plainsboro, NJ. See your proxy card for the meeting date and time.

VOTE YOUR PROXY TODAY!

Important Terms

Proxy Statement: Required by the Securities and Exchange Commission, this document from a company to its shareholders provides important information concerning matters on which the shareholders will be asked to vote.

Fund Board of Directors/Trustees: A group of interested and independent individuals who oversee the operation of an open-end mutual fund or closed-end fund.

Investment Adviser: An organization hired by a fund’s Board of Directors/Trustees to manage the fund’s assets.

Subadviser: An organization hired by the fund’s investment adviser to provide the fund with investment advisory services on its behalf.

Will my account and financial professional remain the same?

Approval of these proposals will not affect your account or change the relationship you currently have with your financial professional. Your relationship with your financial professional, and your account information, will not change whether or not these proposals pass.

Are the funds paying for the preparation, printing and mailing of this proxy?

No, all costs are being borne by Merrill Lynch whether or not the proposals are successful.

Why am I being asked to vote on these proposals?

Merrill Lynch & Co., Inc., is the parent company of the funds’ investment advisers and some of the funds’ subadvisers. Merrill Lynch has entered into an agreement to combine its investment management business, which includes the business of the funds’ investment advisers, with BlackRock. This transaction will cause the termination of the funds’ investment advisory agreements.

The transaction will not be completed unless a number of conditions are met. One of these conditions is that shareholders of a certain number of the funds managed by investment advisers within Merrill Lynch’s investment management business approve the new agreements. Your fund’s Board of Directors/Trustees has approved, and recommends that you approve, the new agreements. In addition, your fund’s Board of Directors /Trustees has approved, and recommends that you approve, a contingent subadvisory agreement, which will serve to ensure that management services can continue during the course of completing the transaction.

How could the combination of Merrill Lynch’s investment management business with BlackRock potentially benefit me?

The combination of BlackRock and Merrill Lynch’s investment management business will create one of the world’s largest investment management firms with approximately $1 trillion in assets under management. The combined company will offer a full range of equity, fixed income, cash management and alternative investment products with strong representation in both U.S. and non-U.S. retail and institutional markets. The organization will have over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe.

How does the proposed new investment advisory agreement differ from my fund’s existing agreement?

Although the investment adviser has changed, each fund’s new investment advisory agreement is otherwise substantially similar to its existing investment advisory agreement.

Will the total fees payable under my fund’s current investment advisory agreement increase?

No. The total fees payable under your fund’s current investment advisory agreement will remain the same under the new investment advisory agreement. Any fees

[LOGO] Merrill Lynch Investment Managers

payable under the contingent subadvisory agreement will be paid solely by your fund’s adviser at no additional cost to you or your fund. (For those funds operating under separate investment advisory and administration agreements, both functions will continue to operate independently and the fees payable under both agreements will remain the same.)

Will there be any adviser or subadviser changes following the Merrill Lynch Investment Managers/BlackRock transaction?

There are no adviser or subadviser changes expected immediately following the combination of Merrill Lynch’s investment management business with BlackRock.

Will my vote make a difference?

Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of their fund.

If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call 1.866.752.6486. For more information, visit www.fundproxy.com.

Please don’t delay! It is important that you vote today. Your prompt response will help avoid additional mailings.

©2006 Merrill Lynch Investment Managers, L.P.

NPR705-6/2006	MAOEPR